UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2008

                              Compuware Corporation
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-20900

             Michigan
(State or other jurisdiction of                          38-2007430
  incorporation or organization)            (I.R.S. Employer Identification No.)

 One Campus Martius, Detroit, Michigan                   48226-5099
(Address of Principal Executive Offices)                 (Zip Code)

      (Registrant's telephone number, including area code): (313) 227-7300

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      (b) On December 19, 2008, Compuware Corporation ("Compuware") appointed Paul Czarnik as its Chief Technology Officer.

            Mr. Czarnik, 52, joined Compuware in 1981 as a Professional Services Consultant. Since then, he has held numerous management positions in the Technology Department, and was promoted to Vice President of Product Architecture in 2002. Most recently, Mr. Czarnik had served as Senior Vice President of Technology since April 2008. Mr. Czarnik's appointment to Chief Technology Officer follows the passing of his predecessor, Chris Bockhausen, Executive Vice President and Chief Technology Officer.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMPUWARE CORPORATION


Date:  December 19, 2008             By:  /s/ Laura L. Fournier
                                          ---------------------
                                          Laura L. Fournier
                                          Executive Vice President
                                          Chief Financial Officer